Q2 Fiscal 2020 | Financial Results

Lee D. Rudow
President and CEO

Michael J. Tschiderer
Chief Financial Officer

TRANSCAT®
Trust in every measure

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions. Forward-looking statements are identified by words such as "expects," "estimates," "projects," "anticipates," "believes," "could" and other similar words. All statements addressing operating performance, events or developments that Transcat, Inc. ("Transcat" or the "Company") expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the commercialization of software products, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward-looking statements. Forward-looking statements should be evaluated in light of important risk factors and uncertainties. These risk factors and uncertainties are more fully described in Transcat's Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled "Risk Factors." Should one or more of these risks or uncertainties materialize, or should any of the Company's underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on the Company's forward-looking statements, which speak only as of the date they are made. Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward-looking statements contained in this presentation.

This presentation includes some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided a discussion of these non-GAAP financial measures and reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Q2 2020 Execution

Consolidated Results

Record Q2 revenue of $41.8M, up 7.4% (5.5% when excluding acquired revenue)

Productivity initiatives developing early traction: **Gross margin up 150 bps and operating margin up 170 bps**

Net income increased nearly 60% to $2.4M

Diluted earnings per share of $0.32, up $0.12

Service Segment

Delivers strong organic growth while focusing on productivity enhancements

Segment revenue increased 18.1% with organic growth of 15.1%

Double-digit growth in U.S. and Canada and market share gains in life science and other regulated industries

Margin enhancement: **+140 bps** *(gross margin)*
+210 bps *(operating margin)*

Distribution Segment

Generated strong gross and operating margin performance, despite lower sales

Margin enhancement: **+150 bps** *(gross margin)*
+120 bps *(operating margin)*

Equipment rental business up 32% to $1.3M in the quarter

Leveraging Technology as a Competitive Advantage


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Revision 2.1.0
Published 11/2/2017
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TRANSCAT
Trust in every measure
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Record Revenue

($ in millions)

Q2 Service Segment



$19.9
$23.5
Q2 FY 2019
Q2 FY 2020

Consolidated – Annual



10% CAGR[1]
$122.2
$59.2
$63.0
$143.9
$71.1
$72.8
$155.1
$77.4
$77.7
$160.9
$84.0
$76.9
$169.5
$90.7
$78.8
FY 2016
FY 2017
FY 2018
FY 2019
Q2 FY20 TTM
Service
Distribution

Q2 Distribution Segment



$19.0
$18.3
Q2 FY 2019
Q2 FY 2020

- Q2 Service up 18.1%, Organic growth of 15.1%
  - 13% CAGR[1]
  - ***42 consecutive quarters of YOY growth***
- Q2 Distribution down 3.8%
  - Growth in high-end electronic instruments
  - Rental revenue grew 32% to $1.3 million
  - Decline in lower margin reseller sales

[1] FY 2016 – Q2 FY20 TTM

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Operating Income

($ in millions)

Q2 Service Segment


$1.1
5.7%
$1.8
7.8%
Q2 FY 2019
Q2 FY 2020

Q2 Distribution Segment


$1.1
5.5%
$1.2
6.7%
Q2 FY 2019
Q2 FY 2020

Consolidated – Annual


17% CAGR[1]
$6.3
$4.2
$2.1
$7.9
$4.8
$3.2
$9.0
$5.2
$3.9
$10.2
$5.2
$5.0
$11.0
$5.6
$5.5
FY 2016
FY 2017
FY 2018
FY 2019
Q2 FY20 TTM
Service
Distribution

- Service gross margin expanded 140 basis points from early progress on productivity initiatives, more efficient technicians and recent client-based labs achieving expected profitability levels
- Strong Distribution gross margin on favorable mix

[1] *FY 2016 – Q2 FY20 TTM*

All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Net Income & Diluted EPS

($ in millions, except EPS)

Annual | Quarterly


22%
CAGR[1]
$4.1
$4.5
$5.9
$7.1
$8.3
$0.58
$0.64
$0.81
$0.95
$1.11
FY 2016
FY 2017
FY 2018
FY 2019
Q2 FY20 TTM
Diluted EPS
$1.5
$2.4
$0.20
$0.32
Q2 FY 2019
Q2 FY 2020

- Q2 FY20 reflects increased discrete income tax benefits related to share-based awards and stock option activity
- Expected tax rate adjusted down to range between 18% and 19% for full fiscal 2020[2]
  (includes Federal, various state, and Canadian income taxes and increased discrete tax accounting windfall associated with share-based payment awards)

[1] *Net income FY 2016 – Q2 FY20 TTM*

[2] *FY 2020 tax rate expectations provided as of October 22, 2019*

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Adjusted EBITDA[1] and Margin

($ in millions)

Q2 Service Segment



$2.4
$3.1
12.1%
13.2%
Q2 FY 2019
Q2 FY 2020

Q2 Distribution Segment



$1.6
$1.7
8.4%
9.2%
Q2 FY 2019
Q2 FY 2020

Consolidated – Annual

18% CAGR[2]



$10.6
$14.5
$16.4
$17.8
$18.7
$7.5
$9.6
$10.2
$10.6
$11.0
$3.1
$4.9
$6.2
$7.2
$7.7
FY 2016
FY 2017
FY 2018
FY 2019
Q2 FY20 TTM
Service
Distribution

- Total Q2 Adjusted EBITDA[1] up 19.3%; margin expanded 120 bps
  - Service segment up 28.4%
  - Distribution segment up 5.4%
- 12% CAGR for Service segment[2]

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.
[2] FY 2016 – Q2 FY20 TTM
All figures are rounded to the nearest million. Therefore totals shown in graphs may not equal the sum of the segments.

Financial Flexibility Supports Growth Strategy

($ in millions)

Total Debt


$19.1
$27.3
$22.9
$21.0
$24.7
FY 2016
FY 2017
FY 2018
FY 2019
Q2 FY 2020

- Acquired Infinite Integral Solutions Inc. effective July 19, 2019 for C$1.4 million *(C$0.6 million paid in Q2 FY20)*
- $18.9 million available from credit facility as of September 28, 2019
- 1.32x leverage ratio at quarter-end
  (Total debt to TTM Adjusted EBITDA[1])
- YTD CapEx primarily focused on rental assets and customer-driven Service capabilities

Capital Expenditures


$4.1
$5.3
$5.9
$7.0
$4.0
FY 2016
FY 2017
FY 2018
FY 2019
Q2 FY20
YTD

Cash Flow from Operations


$11.0
$7.5
$9.9
$12.6
$10.5
FY 2016
FY 2017
FY 2018
FY 2019
Q2 FY20
TTM

[1] See supplemental slides for a description of this non-GAAP financial measure, for Adjusted EBITDA reconciliation and other important information regarding Adjusted EBITDA.

FY2020 Outlook* – Building our Business for the Long Term

Service segment: Expect to continue to achieve strong organic growth in second half of FY20 and see results from productivity initiatives in our margins as the year progresses

Distribution segment: Focus on higher value, higher margin opportunities anticipated to continue to drive gross profit performance, while providing cross segment sales synergies

Strong acquisition pipeline: Acquiring solid companies that meet our investment criteria remains an important piece of our strategy

Technology and automation: Expect to continue CalTree™ testing and rollout the first set of automated procedures for initial set of calibration disciplines; Expect operational excellence initiatives to benefit gross and operating margins during this fiscal year and future years

CapEx spend: Expected range for FY 2020 of $7.8 million - $8.2 million

Customer-driven capabilities/technology	~$4.0 to $4.5 million
Rental assets	~$2.0 to $2.5 million
Maintenance	~$1.0 to $1.5 million

** Outlook provided as of October 22, 2019*

Conference Call and Webcast Playback

- Replay Number: **412-317-6671** *passcode:* ***13694759***
- Telephone replay available through **Wednesday, October 30, 2019**
- Webcast / Presentation / Replay available at http://www.transcat.com/investor-relations/
- Transcript, when available, at http://www.transcat.com/investor-relations/

Supplemental Information

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	Q2 FY20 TTM
Net Income	$ 4,124	$ 4,522	$ 5,922	$ 7,145	$ 8,326
+ Interest	247	719	1,018	903	987
+ Other Expense / (Income)	48	51	60	91	169
+ Tax Provision	1,883	2,642	2,026	2,090	1,563
Operating Income	$ 6,302	$ 7,934	$ 9,026	$ 10,229	$ 11,045
+ Depreciation & Amortization	3,946	6,184	5,991	6,361	6,597
+ Other (Expense) / Income	(48)	(51)	(60)	(91)	31
+ Noncash Stock Compensation	359	453	1,411	1,327	1,026
Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,699**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

TRANSCAT® Trust in every measure

Segment Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2016	FY 2017	FY 2018	FY 2019	Q2 FY20 TTM
Service Operating Income	$ 4,155	$ 4,769	$ 5,158	$ 5,202	$ 5,584
+Depreciation & Amortization	3,216	4,660	4,397	4,754	4,915
+Other (Expense) / Income	(64)	(55)	(61)	(69)	(16)
+Noncash Stock Compensation	171	217	706	702	550
Service Adjusted EBITDA	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 11,033
Distribution Operating Income	$ 2,147	$ 3,165	$ 3,868	$ 5,027	$ 5,461
+Depreciation & Amortization	730	1,524	1,594	1,607	1,682
+Other (Expense) / Income	16	4	1	(22)	47
+Noncash Stock Compensation	188	236	705	625	476
Distribution Adjusted EBITDA	$ 3,081	$ 4,929	$ 6,168	$ 7,237	$ 7,666
Service	$ 7,478	$ 9,591	$ 10,200	$ 10,589	$ 11,033
Distribution	3,081	4,929	6,168	7,237	$ 7,666
Total Adjusted EBITDA	**$ 10,559**	**$ 14,520**	**$ 16,368**	**$ 17,826**	**$ 18,699**

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, and non-cash stock compensation expense), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, and stock-based compensation expense, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.